                                                                   EXHIBIT 10.5a


                                AMENDMENT NO. 2
                                      TO
           CONFIGURABLE POSTSCRIPT INTERPRETER OEM LICENSE AGREEMENT
                                    BETWEEN
                           SUPERMAC TECHNOLOGY, INC.
                        AND ADOBE SYSTEMS INCORPORATED

                      Effective Date:  February 28, 1994


     This Amendment No. 2 to the Configurable PostScript Interpreter OEM License Agreement, effective September 18,1992 (the "Agreement") is by and between Adobe Systems Incorporated, having its place of business at 1585 Charleston Road, P.O. Box 7900, Mountain View, California, 94039-7900 ("Adobe") and SuperMac Technology, Inc. having its place of business at 215 Moffett Park Drive, Sunnyvale, CA 94089. ("OEM").

     WHEREAS, it is the mutual goal of OEM and Adobe to work together in promoting the PostScript language as an industry standard and in defining and offering services and products to the market which promote and facilitate the use of Adobe's CPSI Software; and

     WHEREAS, Adobe and OEM agree to undertake certain activities in a cooperative manner, as specified in this Amendment, with the intended purpose of achieving the above stated mutual goal of the parties; and

     WHEREAS, in furtherance of such agreed upon goal, Adobe has offered specified volume discounts which may be applied to mutually agreed upon products and types of distribution, as described in this Amendment; and

     WHEREAS, OEM agrees to make certain commitments and to assume additional responsibilities described in this Amendment as a condition to OEM being entitled to receive such specified volume discounts.

A.   Adobe and OEM hereby agree to modify the Agreement as follows:

     1.  Paragraph 2 ("License Grants").  Paragraph 2.1.12 [*]
         -----------                      ----------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                      [*]

     2.  Paragraph 2 ("License Grant").  The term [*] is hereby deleted from
         -----------
Paragraph 2.2 ("No Right to Source Software"), as amended.
- -------------

     3.  Paragraph 2 ("License Grant").  The first sentence of Paragraph 2.5
         -----------                                           -------------
("Reverse Engineering"), as amended, is hereby deleted in its entirety and replaced by the following:

         "2.5  Reverse Engineering.  OEM agrees that it will not reverse
               -------------------
engineer, reverse compile, disassemble or otherwise attempt to create source code which is derived from the Adobe Software, Other Adobe-Supplied Software, Coded Font Programs or Demonstration Program(s) provided in object code form."

     4.  Paragraph 10.5 ("OEM's Use of Trademarks") of the Agreement is amended
         --------------
in its entirety to read as follows:

         "10.5  OEM's Use of Trademarks.  OEM agrees that it will include the
                -----------------------
Adobe Trademarks on all copies of the CPSI Application and in any advertising concerning the CPSI Application and that it will use the applicable Trademarks and Adobe Trademarks on all copies, advertisements, brochures, manuals and other appropriate uses made in the promotion, distribution or use of the CPSI Application, Bitmap Fonts and Coded Font Programs. Any use by OEM of the Adobe Trademarks shall conform to the standards set forth by Adobe in its then available Trademark Reference Manual. OEM shall make specific reference to PostScript software from Adobe in any advertisement which refers to the CPSI Application. In addition, OEM agrees to include (i) in the system software visible to the End User and on any Designated Output Devices distributed by OEM part of the Licensed System, and (ii) a copy of the brochure entitled "PostScript is...", if provided free of charge by Adobe, with each Licensed System distributed in the U.S. Further, OEM agrees to promote the Licensed System at trade shows at which other OEM products are displayed and to allow Adobe to review all announcements and press releases pertaining to Licensed Systems prior to their release to the public or the press. Further, with respect to such announcements and press releases, OEM agrees to incorporate all changes that Adobe may reasonably request to ensure correct Adobe Trademark usage and accuracy of content related to the Adobe Software."

[*] CONFIDENTIAL TREATMENT REQUESTED

     5.  A new Paragraph 16 ("Clone Product Development") is added to the
               ------------
Agreement to read as follows:

         "16.   Clone Product Development.
                -------------------------

     If at any time during the term of the Agreement OEM commits resources to development of or acquires rights to a product or software having page description capabilities that are substantially compatible with the PostScript language (hereinafter "Clone Product"), it may do so; provided however, that OEM is obligated to inform Adobe of such decision immediately thereafter, and upon such event, the discounts, if any, which OEM may be receiving under the provisions in Paragraph 17 ("Qualifying for Royalty Discounts") below shall continue, but only on a conditional basis, until such time as OEM begins marketing a Clone Product or abandons its effort to market a Clone Product. In the event that OEM begins marketing a Clone Product, OEM shall resume paying the full Licensed System and Coded Font Program royalties and, further, shall reimburse Adobe the full amount of the discounts on Licensed Systems shipped after OEM has committed resources to such development of, or after having acquired rights to, a Clone Product, whether or not OEM complies with its obligations to inform Adobe as required in this Paragraph."

     6.  A new Paragraph 17 ("Qualifying for Royalty Discounts") is added to
               ------------
this Agreement to read as follows:

         "17.   Qualifying for Royalty Discounts.
                --------------------------------

                17.1 Royalty Discounts.  [*]
                     -----------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                17.2 General Discount Terms.  [*]
                     ----------------------

                17.3 Qualifying for Royalty Discounts.  [*]
                     --------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


     7.  Paragraph 16 ("General") and all subparagraphs thereto are renumbered
         ------------
as Paragraph 18 ("General") and all subparagraphs thereto are renumbered
   ------------
appropriately.

     8.  Exhibit I ("Authorized Printer Engine Manufacturer Distributor") has
         ---------
been deleted in its entirety and replaced with the updated and amended Exhibit I
                                                                       ---------
attached hereto.

     9.  A new Exhibit J ("Volume Discount Schedule") is hereby added to the
               ---------
Agreement and is attached hereto.

[*]     CONFIDENTIAL TREATMENT REQUESTED

B. All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to the Agreement to be signed by their duly authorized representatives.

Adobe:                                   OEM:

ADOBE SYSTEMS INCORPORATED               SUPERMAC TECHNOLOGY, INC.


By:  /s/ S.A. MacDonald                  By: [illegible]
     --------------------------------        --------------------------------


Name: S.A. MacDonald                     Name:
      -------------------------------          ------------------------------


Title: Sr. V.P., General Manager, SPD    Title:
       ------------------------------           -----------------------------


Date:  2-28-94                           Date:
      -------------------------------          ------------------------------

                                   EXHIBIT I
                                   ---------

              Authorized Printer Engine Manufacturer Distributors


     Authorized Printer Engine Manufacturer Distributors must be specified in this Exhibit L Licensed Systems must be specified in this Exhibit I. AU request for changes to this Exhibit must be submitted to Adobe in writing and such changes shall apply only ff subsequently approved by Adobe by the issuance of an updated Exhibit I.

                              Licensed Systems

Third Party                  CPSI Platform    Designated Output Device/Model
- -----------                  -------------    ------------------------------

Fuji Xerox                  Base SM-ICS       A Color
                            Splash.MX         Majestik
                            Splash.MX         A Color

Fuji Xerox                  High-end SM-ICS   A Color
                            Splash.MX         Majestik
                            Splash.TX         A Color

Xerox                       Splash.MX         Majestik

Xerox                       Splash.TX         Majestik

Rank Xerox                  Splash.MX         Majestik

Rank Xerox                  Splash.TX         Majestik

Hoechst-Celanese Corp.      Macintosh CPSI    ProofPositive

Shinko Electric Corp.       Macintosh CPSI    ProofPositive

                                   EXHIBIT I
                                   ---------

                            Volume Discount Schedule
[*]


[*] CONFIDENTIAL TREATMENT REQUESTED

                                  APPENDIX NO. 2

                         EFFECTIVE AS OF JULY 28, 1993

                                     TO THE
                      CONFIGURABLE POSTSCRIPT/TM/ INTERPRETER
                             OEM LICENSE AGREEMENT
                                    BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                      AND
                        SUPERMAC TECHNOLOGY INCORPORATED

Name of CPSI Application: SuperMaster Image Creation System (SM-ICS) Server

     This Appendix sets forth additional and different terms and conditions particular to the Licensed System described below and shall be incorporated by reference into the Configurable PostScript Interpreter OEM License Agreement ("Agreement") between SuperMac Technology Incorporated ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of September 18, 1992. Such different or additional terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Licensed Systems incorporated into the Agreement by addition of an appendix.

     All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A.   Description of CPSI Application:

Adobe Software integrated with the SuperMaster Image Creation System (SM-ICS) software running on a MIPS-based accelerator card to create a PostScript Level 2 rasterization server.

B.   Description of Computer System:

     [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

                                      [*]

OEM may upgrade the Computer System to the latest version of both the hardware platform and the software platform supplied by a manufacturer or a supplier that provides a compatible computer system after completion of Milestone #(11) in Paragraph F of this Appendix, provided that the upgraded Computer System is
- -----------
object-code compatible with the original Computer System described in this Paragraph B. In the event that incompatibilities are introduced by hardware or
- -----------
software vendor(s), OEM may notify Adobe of such incompatibilities. Adobe will assess these incompatibilities and, if necessary, OEM will upgrade the OEM-Loaned Equipment to the upgraded Computer System. Adobe will communicate the results of this assessment to the OEM. If agreed to by Adobe, upgrades to the Adobe Software made by Adobe at OEM's request, for incompatibilities introduced outside of the Computer System described in Paragraph B will be provided under
                                            -----------
the terms of a Continuing Support Agreement or at Adobe's current consulting rates and under applicable terms. [*]

C.  Licensed System:

    [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

                                      [*]

D.   Adobe Development Environment:

     The Adobe Development Environment is the specific computer environment in which Adobe has developed and tested the Adobe Software and which is defined below:

     (1)  Hardware platform: Silicon Graphics, Inc.  Indigo workstation with 16
          -----------------
      megabytes of memory and 200 megabytes of disk;

     (2)  Software platform: Silicon Graphics, Inc. IRIX 4.0.5 operating system.
          -----------------

E.   Adobe Deliverables:

     (1)  Adobe Software:  As described in Exhibit A ("Description of Adobe
          --------------                   ---------
     Software") to the Agreement and in the PostScript Language Reference Manual, Second Edition. See also Exhibit G ("Configurable PostScript
                                      ---------
     Interpreter Functional Specification") of the Agreement. Adobe Software will be delivered on 1/4 inch tape media.

     (2)  Demonstration Program(s): The Demonstration Program(s) will be in "C"
          ------------------------
     language source form and will provide OEM with an example of how to use the Adobe Software described in Exhibit A ("Description of Adobe Software") of
                                 ---------
     the Agreement to interpret PostScript language programs and produce raster output See also Exhibit G ("Configurable PostScript Interpreter Functional
                     ---------
     Specification") of the Agreement. The Demonstration Program(s) will be delivered with the Adobe Software.


[*]  CONFIDENTIAL TREATMENT REQUESTED

     (3) Other Adobe-Supplied Software: The following Other Adobe-Supplied
         -----------------------------
Software will be provided:

     Macintosh-based Japanese font installer to be bundled with and solely for use with a Licensed System. This Japanese font installer is licensed for use to install aftermarket Japanese fonts that are supplied and manufactured by Adobe or Morisawa & Co., Ltd., on the Licensed System. The Japanese font installer shall be compatible with Apple's Mac OS 6.0.7J and Apple's KanjiTalk/TM/7.

     (4) Documentation: The Documentation as described below will be delivered
         -------------
         in hard copy (1 copy).

         a.   CPSI Read Me First!
         b.   Configurable PostScript Interpreter Functional Specification
         c.   CPSI Demonstration Software Guide
         d.   CPSI Product Developer's Guide
         e.   Supplement to the PostScript Language Reference Manual
         f.   PostScript Language Addendum Template

     All of the above specified Documentation is to be used internally solely for the purposes of developing a Licensed System and is to be treated as confidential information of Adobe and subject to Paragraph 2.1.6
                                                      ---------------
     ("Nondisclosure") of the Agreement. The PostScript Language Addendum Template supplied by Adobe hereunder is to be used by OEM solely as a guide for customizing and creating the PostScript Language Addendum for this Licensed System. The only Documentation which OEM is permitted to distribute to its End User customers is the PostScript Language Addendum with the content written by OEM and approved by Adobe.

     (5) Coded Font Programs:  The Coded Font Programs described in Paragraphs J
         -------------------                                        ------------
     and K below.
         -

     (6)      [*]

F.   Development Schedule and Testing Expectations:

Milestone Description                                         Schedule*
- ----------------------                                        ---------

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED

Milestone Description                                         Schedule*
- ----------------------                                        ---------

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED

Milestone Description                                         Schedule*
- ----------------------                                        ---------

[*]



G. OEM-Loaned Equipment:

   [*]


[*] CONFIDENTIAL TREATMENT REQUESTED

                                      [*]

H.   Software License Fee:

     [*]

I.   Applicable Royalties:

     (1) Royalties for Worldwide Distribution of Licensed Systems:
         --------------------------------------------------------

         a.   Basis for Payments Hereunder. All royalties due to Adobe by OEM
              ----------------------------
     shall be paid in U.S. Dollars regardless of the location of the transaction or the type of currency used to consummate the transaction.

         b.   When Royalties Are Earned. All royalties due hereunder shall be
              -------------------------
     earned on the date OEM ships a complete Licensed System, or the components listed in Paragraphs C(2) through (5) to make a complete Licensed System,
               --------------          ---
     to its customers.

         c.   Licensed Use Royalty. The Licensed Use royalty for CPSI
              --------------------
     Application and for the Coded Font Programs described herein shall apply to all Licensed Systems and Coded Font Programs used internally by OEM or its Subsidiaries and to all Licensed Systems and Coded Font Programs sold, leased or otherwise disposed of by OEM or its Subsidiaries directly or indirectly to End Users. Royalties are calculated on a per Licensed Use basis and OEM shall ensure that it accounts for and pays royalties for each Licensed Use of the CPSI Application Object and Coded Font Programs.

         d. List Prices. All List Prices, as described below, shall mean OEM's
            -----------
     published List Price, established in good faith, for quantity one (1) of the fully functioning Licensed System described hereunder as distributed to End Users in both Roman and Japanese Versions. Such calculations shall be exclusive of amounts received for taxes, interest, non-warranty maintenance and installation charges, insurance, shipping and handling costs. OEM shall

[*] CONFIDENTIAL TREATMENT REQUESTED
     distribute the components listed in Paragraphs C(2) through (5) herein
                                         ---------------         ---
     solely for use with a computer supporting platform described in Paragraph
                                                                     ---------
     C (1). Where OEM is not able to identify which specific model of computer supporting platform, as specified in Paragraph C(1) above, is to be
                                          --------------
     included as part of the Licensed System, OEM shall determine the List Price of the Licensed System using the List Price of any computer supporting platform which has a Minimum Configuration equal to that specified in Paragraph C(1).
     --------------

               (i)   U.S. List Price. The U.S. List Price shall mean OEM's
                     ---------------
     published List Price in U.S. Dollars to End Users for quantity one (1) of a fully functioning Licensed System as described in Paragraph C above, for
                                                       -----------
     distribution in the United States. Should the U.S. List Price as described above not be available because OEM is not shipping Licensed Systems in the United States, the US. List Price shall mean OEM's published List Price in Australian Dollars to End Users for quantity one (1) of a fully functioning Licensed System as described in Paragraph C above, for distribution in
                                     -----------
     Australia. Australian Dollars shall be converted into U.S. Dollars at a rate equal to the average of the exchange rates quoted in the Wall Street Journal at the end of the first and last days of the relevant quarterly accounting period defined in Paragraph 7.5 ("Payment of Royalties") of the
                                  -------------
     Agreement. The U.S. List Price of the Licensed System shall apply for the purpose of royalty calculations hereunder for each Licensed Use of a Roman Version (as described in Paragraph I(2)a below) of the Licensed System
                              ---------------
     distributed for use throughout the world excluding Japan where the distribution of Licensed Systems is limited to Japanese Versions.


               (ii) Japanese List Price. The Japanese List Price shall mean
                    -------------------
     OEM's published List Price in Japanese yen to End Users for quantity one
     (1) of a fully functioning Japanese Version (with five (5) or seven (7) Japanese Typefaces as described in Paragraph I(2)b below) of a Licensed
                                        ---------------
     System as described in Paragraph C above, for distribution in Japan. The
                            -----------
     Japanese List Price shall apply for the purpose of royalty calculations hereunder for each Licensed Use of a Japanese Version of the Licensed System distributed for use throughout the world. The Japanese List Price shall be converted into U.S. Dollars at a rate equal to the average of the exchange rates quoted in the Wall Street journal at the end of the first and last days of the relevant quarterly accounting period defined in Paragraph 7.5 ("Payment of Royalties") of the Agreement. OEM shall use the
     -------------
     converted Japanese List Price to calculate the royalty for CPSI Application hereunder.

     (2)  Licensed Use Royalty for CPSI Application:
          -----------------------------------------

          a.   Roman Versions. OEM shall bundle the Roman Initial Installation
               --------------
     Coded Font Programs identified in Paragraph J and the Roman Additional
                                       -----------
     Coded Font Programs identified in Group I of Paragraph K(l) below with each
                                                  --------------
     Licensed System distributed hereunder (a "Roman Version"). OEM may also distribute a Roman Version bundled with an additional thirty (30) Roman Additional Coded Font Programs, as identified in Group 2 of Paragraph K(l)
                                                                 --------------
     below.

     For each Roman Version of the Licensed System which is distributed or used internally (beyond the number of licensed Uses provided royalty-free for Internal Use under Paragraph I(6) below) by OEM or its Subsidiaries
                        --------------
     hereunder, OEM shall pay Adobe a per Licensed Use royalty based on the U.S. List Price of a Licensed System using the following method of royalty calculation:

[*]

     The same per Licensed Use royalty shall apply for each Roman Version of the Licensed System distributed unbundled from a computer system platform in accordance with Paragraph C above.
                     -----------

          b.    Japanese Versions.  OEM agrees that with each Licensed System
                -----------------
     distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Coded Font Programs as specified in Paragraph I(2)a above for
                                                    ---------------
     Roman Versions. Additionally, OEM shall bundle the first five (5) Coded Font Programs for Japanese Typefaces identified in Paragraph K(2)a. or an
                                                        ---------------
     seven (7) Coded Font Programs for Japanese Typefaces identified in Paragraph K(2)(ii) with every Licensed System distributed for use in Japan.
     ------------------

     OEM is not required to bundle the Coded Font Programs for Japanese Typefaces with Licensed System's distributed for use outside of Japan. However, if OEM decides to distribute Licensed Systems with Coded Font Programs for Japanese Typefaces for use outside of Japan, it shall bundle the Coded Font Programs for Japanese Typefaces in accordance with the above Paragraph.

     For each Japanese Version of the Licensed System which is distributed or used internally (beyond the number of licensed Uses provided royalty-free for Internal Use under Paragraph im below) by OEM or its Subsidiaries hereunder, OEM shall pay Adobe a per licensed Use royalty based on the Japanese List Price of the applicable Licensed System (Japanese Version with five (5) or with seven (7) Japanese Typefaces) converted to U.S. Dollars using the table in Paragraph I(2)a above.
                                ---------------

     The same per Licensed Use royalty shall apply for each Japanese Version of the Licensed System distributed unbundled from a computer system platform in accordance with Paragraph c above.
                        -----------

     (3)   Software Upgrade Royalties:
           --------------------------

           "Software Upgrades" means the installation of both the CPSI Application Object and Coded Font Programs in a Licensed System already distributed under license in place of CPSI Application Object and Coded Font Programs previously installed in such Licensed System for the purpose of updating, enhancing or extending a Licensed System. To qualify for Software Upgrade pricing, OEM must either (i) promptly destroy the media containing

[*] CONFIDENTIAL TREATMENT REQUESTED
     the prior version of the CPSI Application Object and Coded Font Programs, or (ii) return the media containing the CPSI Application Object and Coded Font Programs to the factory where they were manufactured, and immediately accrue a new royalty when such CPSI Application Object and Coded Font Programs are shipped as part of a new Licensed System. OEM is obligated to account for any of the replaced CPSI Application Object and Coded Font Programs which are not destroyed.

     OEM shall keep accurate records of the number of Software Upgrades which it distributes to its customers and the disposition of the corresponding CPSI Application Object and Coded Font Programs replaced by the Software Upgrades. OEM shall submit reports containing such Software Upgrade information in accordance with its reporting requirements pursuant to Paragraph 7.5 ("Payment of Royalties") of the Agreement. In addition, upon
     -------------
     request from Adobe, OEM shall certify to Adobe in writing, signed by its authorized representative, that it has fully complied with the requirement contained in this Paragraph I(3).
                       --------------

     Following joint execution of a PostScript Software Continuing Support Agreement, OEM shall pay Adobe a royalty on its Net Receipts from each Software Upgrade, if any, equal to [*] of OEMs net receipts, from such Software Upgrade, but in no event less than U.S. [*] plus the amounts due for any Coded Font Programs not already included in the unit being upgraded. Prior to the execution of a PostScript Software Continuing Support Agreement, OEM shall pay Adobe a royalty on its Net Receipts from each Software Upgrade, if any, equal to [*] of OEMs net receipts, from such Software Upgrade, but in no event less than U.S. [*] plus the amounts due for any Coded Font Programs not already included in the unit being upgraded. Net Receipts means OEM's gross receipts (exclusive of amounts received for taxes, interest, finance charges, insurance, shipping and handling costs) from all distributions of Software Upgrades.

     The per copy royalty for each Coded Font Program not previously included in the unit being upgraded shall be determined in accordance with Paragraph
                                                                    ---------
     I(5) below for each Roman and Japanese Typeface which is part of the
     ----
     Software Upgrade.

     (4)  Hardware Upgrades for Distribution Worldwide:
          --------------------------------------------

     Unless agreed to in writing by Adobe and designated as a non-royalty bearing feature, all Hardware Upgrades installed as part of the Licensed System, which OEM may choose to offer and distribute to End Users of Licensed Systems, shall be royalty bearing. The parties will determine whether an optional feature improves the functional performance or improves the throughput performance of the CPSI Application Object and/or Coded Font Programs and thus is royalty bearing or is unrelated to the functional performance or throughput performance in which case the feature is non-royalty bearing.

[*] CONFIDENTIAL TREATMENT REQUESTED

     OEM shall pay a Hardware Upgrade royalty based on the applicable U.S. or Japanese List Price to End Users for the Hardware Upgrade equal to [*] of the applicable End User List Price.

     (5)  Licensed Use Royalty for Coded Font Programs:
          --------------------------------------------

          a.   Licensed Use Parties for Roman Initial Installation Coded Font
               --------------------------------------------------------------
     Programs. The seventeen (17) Roman Initial Installation Coded Font Programs
     --------
     specified in Paragraph J of this Appendix No. 2 and bundled
                  -----------
     with a Licensed System shall be royalty-free.

          b.   Licensed Use Royalties for Roman Additional Coded Font Programs.
               ---------------------------------------------------------------
     OEM shall pay a per Licensed Use Royalty of $[*] per Typeface for the Roman Additional Coded Font Program specified in Group 1 of Paragraph K(1) of
                                                           --------------
     this Appendix No. 2 which is distributed or used internally by OEM or its Subsidiaries and bundled as part of a Licensed System.

     OEM shall pay a per Licensed Use Royalty of [*] for the set of thirty (30) Typefaces for the Roman Additional Coded Font Programs specified in Group 2 of Paragraph K(1) of this Appendix No. 2 which is distributed or used
        -------------
     internally by OEM or its Subsidiaries and bundled as part of a Licensed System.

          c.   Licensed Use Royalties for Coded Font Programs for Japanese
               -----------------------------------------------------------
     Typefaces. For the Coded Font Programs for Japanese Typefaces described in
     ---------
     Paragraph K(2) which are distributed or used internally by OEM or its
     --------------
     Subsidiaries and bundled as part of a Licensed System, OEM shall pay Adobe a per Typeface royalty for each Licensed Use of the Coded Font Programs for Japanese Typefaces as follows:

[*]

     * Based on 8.5 inch by 11 inch color page size.

     (6)  Licensed Use Parties for Internal Use:
          -------------------------------------

     Except for Roman Additional Coded Font Programs and Coded Font Programs for Japanese Typefaces, OEM shall have no obligation to pay royalties to Adobe for Licensed Uses of up to a total (cumulating all uses) of [*]
     Licensed Systems if dedicated solely to the following uses:

          a. Internal use by OEM (or by OEM's independent contractors) for the exclusive benefit of OEM) for the purpose of adding proposed new Designated Output Devices or new features to existing Designated

[*] CONFIDENTIAL TREATMENT REQUESTED

               Output Devices, testing Licensed Systems or performing training with respect to Licensed Systems; or

         b. Internal use by OEM's Authorized Third Parties or Authorized Printer Engine Manufacturer Distributors for the purpose of testing Licensed Systems or performing training with respect to Licensed Systems.

     OEM shall pay Adobe the full Licensed Use royalties for the CPSI Application, except for such thirty (30) Licensed Systems, used internally by OEM (or OEM's Authorized Third Parties, Authorized Printer Engine Manufacturer Distributors or independent contractors). OEM shall pay Adobe the full Licensed Use royalties for Roman Additional Coded Font Programs and Coded Font Programs for Japanese Typefaces, for each Licensed Use used internally by OEM.

J.   Roman Initial Installation Coded Font Programs:

     Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the following Roman Initial Installation Coded Font Programs:

          Identifying Trademark      Typeface            Trademark Owner
          ---------------------      --------            ---------------
          Helvetica                                 Linotype-Hell AG and/or its subsidiaries
          Helvetica                  Bold           Linotype-Hell AG and/or its subsidiaries
          Helvetica                  Oblique        Linotype-Hell AG and/or its subsidiaries
          Helvetica                  Bold Oblique   Linotype-Hell AG and/or its subsidiaries
          Times                      Roman          Linotype-Hell AG and/or its subsidiaries
          Times                      Bold           Linotype-Hell AG and/or its subsidiaries
          Times                      Italic         Linotype-Hell AG and/or its subsidiaries
          Times                      Bold Italic    Linotype-Hell AG and/or its subsidiaries
          Symbol                                    (Public Domain)
          Courier                                   (Public Domain)
          Courier                    Bold           (Public Domain)
          Courier                    Oblique        (Public Domain)
          Courier                    Bold Oblique   (Public Domain)
          Helvetica Narrow                          Linotype-Hell AG and/or its subsidiaries

          Helvetica Narrow           Bold           Linotype-Hell AG and/or its subsidiaries

          Helvetica Narrow           Oblique        Linotype-Hell AG and/or its subsidiaries

          Helvetica Narrow           Bold Oblique   Linotype-Hell AG and/or its subsidiaries


K.    Additional Coded Font Programs:

      (1) Roman Additional Coded Font Programs:

      Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the Roman Additional Coded Font Programs listed in Group 1 below. Upon written notification by OEM, Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters, as applicable, for the Roman Additional Coded Font Programs listed in Group 2 below. OEM shall distribute the Roman Additional Coded Font Programs bundled with a Roman or

      Japanese Version of the Licensed System, only in one of either of the following two (2) configurations:

          (i)   Group 1, as listed below, or

          (ii)  Group 1 and Group 2, as listed below:

     Group 1:
     -------


          Identifying Trademark          Typeface                   Trademark Owner
          -------------------------   ---------------   ----------------------------------------
          ITC Avant Garde Gothic      Book              International Typeface Corporation
          ITC Avant Garde Gothic      Book Oblique      International Typeface Corporation
          ITC Avant Garde Gothic      Demi              International Typeface Corporation
          ITC Avant Garde Gothic      Demi Oblique      International Typeface Corporation
          ITC Bookman                 Light             International Typeface Corporation
          ITC Bookman                 Light Italic      International Typeface Corporation
          ITC Bookman                 Demi              International Typeface Corporation
          ITC Bookman                 Demi Italic       International Typeface Corporation
          New Century Schoolbook      Roman             Public Domain
          New Century Schoolbook      Bold              Public Domain
          New Century Schoolbook      Italic            Public Domain
          New Century Schoolbook      Bold Italic       Public Domain
          ITC Zapf Chancery           Medium Italic     International Typeface Corporation
          ITC Zapf Dingbats                             International Typeface Corporation
          Palatino                    Roman             Linotype-Hell AG and/or its subsidiaries
          Palatino                    Bold              Linotype-Hell AG and/or its subsidiaries
          Palatino                    Italic            Linotype-Hell AG and/or its subsidiaries
          Palatino                    Bold Italic       Linotype-Hell AG and/or its subsidiaries

      Group 2:
      -------
          Identifying Trademark       Typeface          Trademark Owner
          ---------------------       ---------         ---------------------------------
          Adobe Calson/TM/            Regular           Adobe Systems Incorporated
          Adobe Caslon                Italic            Adobe Systems Incorporated
          Adobe Caslon                Semibold          Adobe Systems Incorporated
          Adobe Caslon                Semibold Italic   Adobe Systems Incorporated
          Adobe Garamond/TM/          Regular           Adobe Systems Incorporated
          Adobe Garamond              Italic            Adobe Systems Incorporated
          Adobe Garamond              Bold              Adobe Systems Incorporated
          Adobe Garamond              Bold Italic       Adobe Systems Incorporated
          Barmeno/TM/                 Regular           H. Berthold AG
          Barmeno                     Medium            H. Berthold AG
          Barmeno                     Bold              H. Berthold AG
          Barmeno                     Extra Bold        H. Berthold AG
          Lithos/TM/                  Regular           Adobe Systems Incorporated
          Lithos                      Black             Adobe Systems Incorporated
          Trajan/TM/                  Bold              Adobe Systems Incorporated
          Adobe Wood Type/TM/2        Ornaments         Adobe Systems Incorporated
          Blackoak/TM/                Regular           Adobe Systems Incorporated
          Carta/TM/ Map Symbols                         Adobe Systems Incorporated
          Tekton/TM/                  Regular           Adobe Systems Incorporated



         Identifying Trademark       Typeface          Trademark Owner
         ---------------------       ---------         ---------------------------------
         Tekton                      Bold              Adobe Systems Incorporated
         Park Avenue(R)              Regular           Kingsley/ATF Type Corporation
         Poetica 2 Supplement        Ornaments         Adobe Systems Incorporated
         Kaufmann(R)                 Regular           Kingsley/ATF Type Corporation
         Americana(R)                Regular           Kingsley/ATF Type Corporation
         Americana                   Extra Bold        Kingsley/ATF Type Corporation
         Parisian                    Regular           Kingsley/ATF Type Corporation
         Formata(R)                  Regular           H. Berthold AG
         Formata                     Medium            H. Berthold AG
         Formata                     Italic            H. Berthold AG
         Formata                     Medium Italic     H. Berthold AG


          After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for the Roman Additional Coded Font Programs listed in Group I and in Group 2 without additional charge. These Bitmap Fonts can only be used in conjunction with a Licensed System.

     (2)  Coded Font Programs for Japanese Typefaces:

          Adobe will provide the Adobe Standard Japanese Character Set, which includes all of the characters in Adobe's Kanji Glyph Collection and
                                                    --------------------------
          Glyph Sets Technical Note #5031, dated November 12, 1990, with the
          -------------------------------
          exception of generic characters listed therein, for the following Coded Font Programs for Japanese Typefaces. OEM shall distribute the Coded Font Programs for Japanese Typefaces bundled with a Japanese Version of the Licensed System, only in one of either of the following two (2) configurations:

          (i)   The first five (5), as listed below, or

          (ii)  all seven (7), as listed below:

          Identifying Trademark      Trademark Owner
          ---------------------      ---------------
          Ryumin Light KL            Morisawa & Co., Ltd.
          Gothic Medium BBB          Morisawa & Co., Ltd.
          Futo Min A101              Morisawa & Co., Ltd.
          Futo Go B101               Morisawa & Co., Ltd.
          Jun 101                    Morisawa & Co., Ltd.
          Midashi Min MA31           Morisawa & Co., Ltd.
          Midashi Go MB31            Morisawa & Co., Ltd.

         Such Coded Font Programs for Japanese Typefaces will be distributed on mutually agreeable distribution media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe. In particular, to prevent unauthorized use of the Coded Font Programs for Japanese Typefaces licensed with a seven font configuration by a five font configuration, OEM must employ a different set of code ROMs (with a different identification code) to distinguish the five font configuration from the seven font configuration. Special character set encodings are not provided.

         OEM may not distribute additional Coded Font Programs for Japanese2 Typefaces in an unbundled form for the purpose of upgrading an existing

         Licensed System from five (5) to seven (7) Coded Font Programs for Japanese Typefaces. If OEM desires to offer to customers additional Coded Font Programs for Japanese Typefaces, it may license the additional two (2) aftermarket fonts in retail product version directly from Adobe or Morisawa to provide to OEM's End Users.

         After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for Futo Min A101, Futo Go B101, Jun 101, Midashi Min MA31 and Midashi Go MB31 without additional charge. These Bitmap Fonts can only be used in conjunction with a licensed System. Bitmap Fonts for Ryumin Light KL and Gothic Medium BBB will not be provided, since they are available to the End User bundled with Apple's KanjiTalk/TM/ system software.

     L.  Protection Mechanisms:

         (1) Adobe and OEM shall mutually agree on a License Management Mechanism which OEM shall utilize as a copy protection device in each Licensed System distributed under this Appendix and as a way of ensuring that use of the CPSI Application Object and Coded Font Programs is limited to Licensed Uses.

         (2) OEM shall implement the os_serial number ( ) library procedure to guarantee that it returns a unique 32 bit identifier for the Licensed System.

         (3) Adobe and OEM shall mutually agree upon a secure production method for the Japanese font copy-protection keys.

     M.  OEM Training:

         With respect to the requirements set forth under Paragraph 3.10 of the
                                                          --------------
         Agreement, training with respect to the development of Licensed Systems described within this Appendix No. 2 has been completed by OEM.

    N.   Designated Representatives:

         (1) Technically qualified OEM representative to respond to information requested by Adobe:

               David Lynch                             Phone (408) 541-6100
               SuperMac Technology Incorporated        FAX (408) 541-6150
               215 Moffett Park Drive
               Sunnyvale, CA 94089-1374

(2) Technically qualified Adobe representative to respond to information requested by OEM:

          Ivor Durham                      Phone (415) 962-2183
          Adobe Systems Incorporated       FAX (415) 9614022
          1585 Charleston Road
          Mountain View, CA 94039-7900

     (3)  Adobe Contract Representative:
          Jeffrey Eid                       Phone (415) 962-3962
          Adobe Systems Incorporated        FAX (415) 965-7430
          1585 Charleston Road
          Mountain View, CA 94039-7900

     (4)  OEM Contract Representative:

          Tim Kleffman                      Phone (408) 541-5109
          SuperMac Technology Incorporated  FAX (408) 541-5003
          215 Moffett Park Drive
          Sunnyvale, CA 94099-1374

     IN WITNESS WHEREOF, OEM and Adobe have caused this Appendix No. 2 to be executed by their duly authorized officers.

ADOBE:                              OEM:

ADOBE SYSTEMS INCORPORATED          SUPERMAC TECHNOLOGY
                                    INCORPORATED


By: /s/ John E. Warnock             By:  /s/ Louis J. Doctor
    --------------------------           --------------------------

Print                                 Print
Name:  John E. Warnock                Name:  Louis J. Doctor
       -----------------------               ----------------------

Title: Chief Executive Officer        Title: EVP
       -----------------------               ----------------------

Date:  7/28/93                        Date:  7/16/93
       -----------------------               ----------------------

                                   Schedule 1

                         Project Deliverables Checklist

OEM provides technical information and specifications on each _____________
output device.                                                -

OEM provides estimated development schedule for each output   _____________
device, with key milestones an deliverables.                  -

OEM provides business forecast for each output device (12, 24 _____________
and 36 months).                                               -

License Management Mechanism proposal provided to Adobe.      _____________
                                                              -

Color calibration mechanism proposal provided to Adobe.       _____________
                                                              -

OEM certifies that the following deliverables have been       _____________
received from Adobe:                                          -

     Adobe Software and Demonstration Programs                     ____

     Aftermarket font installation utilities                       ____

     CPSI Read Me First!                                           ____

     Configurable PostScript Interpreter Functional
     Specification                                                 ____

     CPSI Demonstration Software Guide                             ____

     CPSI Product Developer's Guide                                ____

     Supplement to the PostScript Language Reference Manual        ____

     PostScript Language Addendum Template                         ____

     Coded Font Programs                                           ____

                                                       [*]         ____



[*]  CONFIDENTIAL TREATMENT REQUESTED
                                      -17-